                                                                  Exhibit 10(vi)

[LETTERHEAD OF FIRST COLLATERAL]



                                 October 1, 1997


Marshall Stewart
President
Ocean West Enterprises, Inc.
3002 Dow Avenue, Suite 1118
Tustin, DA 92680

           Re:   Master Mortgage Loan Warehousing Agreement
                 Dated: October 1, 1997

Dear Marshall:

This Commitment Letter constitutes the Commitment Letter referred to in and is a supplement to the above-referenced Master Mortgage Loan Warehousing Agreement (the "Agreement") and will confirm certain terms and conditions of the arrangements between Ocean West Enterprises, Inc. ("Company") and First Collateral Services ("Lender") set forth herein. Capitalized terms are used herein with the same meaning as in the Agreement.

Customer Number:
- ---------------

           5769


Credit Limit:
- ------------

           $15,000,000


Additional Credit Facility:
- --------------------------

           Allocation 01:

           For funding up to $15,000,000 of:

               1) FHA-insurable, VA-guarantee qualified and conventional
                  conforming Residential Mortgage Loans; and

               2) Jumbo Residential Mortgage Loans that meet applicable
                  acceptable investor guidelines, which shall not in any event exceed $500,000 per mortgage; and

               3) Non-conforming 1-4 family Residential Mortgage Loan that meet applicable acceptable investor and Lender guidelines for "B and C" quality loans, which may be amended from time to time, and which shall not in any event exceed $500,000 per mortgage; and

               4) For funding conventional Residential Mortgage Loans of a second priority that meet applicable FHLMC, FNMA, or acceptable investor guidelines.

               5) Title I mortgage loans that meet acceptable investor
                  guidelines up to $25,000 per mortgage.

  NOTE: Allocation 04 is terminated as funding for those mortgages is allowed under the definition of Types of Eligible Mortgages.

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Ocean West Enterprises, Inc.
October 1, 1997
Page 2



Maturity Date:
- -------------

        September 30, 1998


Effective Date:
- --------------

        This document shall take full force and effect on October 1, 1997.


Prevailing Interest Rate:
- ------------------------

        See attached pricing schedule.

Please Note:    The Prevailing Interest Rate may be modified at any time as to existing and future Loans by Lender prior to the Maturity Date based upon movements in the LIBOR Rate.


Required Fees:
- -------------

        See attached pricing schedule.


Permissable Warehouse Period:
- ----------------------------

        Allocation 01:   60 days


Guarantors:
- ----------

        Marshall Stewart
        Daryl Meddings


Minimum Permitted Equity Base:
- -----------------------------

        1,300,000


Minimum Permitted Tangible Net Worth:
- ------------------------------------

        $800,000


Minimum Permitted Current Ratio:
- -------------------------------

        1.05 to 1

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Ocean West Enterprises, Inc.
October 1, 1997
Page 3



Permitted Debt to Tangible Net Worth Ratio:
- ------------------------------------------

        25 to 1


Permitted Debt to Equity Base Ratio:
- -----------------------------------

        15 to 1


Types of Eligible Mortgage Loans:
- --------------------------------

        1. Any Residential Mortgage Loan which is insurable by the FHA, guaranteed by the VA or which is a conventional mortgage loan which conforms in all respects (unless otherwise approved in writing by Purchaser) with applicable requirements of FNMA, FHLMC or applicable acceptable investors, and such loan is secured by a first or second priority perfected lien on the subject Property.

        2. Any "B and C" grade loan, which is defined as any non-conforming, 1-4 family Residential Mortgage Loan that is acceptable to investors approved by Purchaser.

        3. 1-4 family Residential Mortgage of "B and C" quality loans, which shall not in any event exceed $250,000 per mortgage, and which in all other respects comply with the definition thereof as set forth in the Agreement and are Eligible Mortgage Loans, but for which no pre-approval then exists, if, but only if, in Lender's sole discretion, they are otherwise eligible for a Take-Out Purchase Commitment and until such time as Lender gives 24 hours notice that pre-approval is required for future fundings.

        4. Any Title I Loan which is an Eligible Mortgage Loan that conforms in all respects (unless otherwise approved in writing by Purchaser) to all applicable requirements of HUD or applicable acceptable investors, and which is subject to a Take-Out Purchase Commitment and which conforms in all respects with the requirements of said Take-Out Purchase Commitment.


Acceptable Jurisdictions:
- ------------------------

        California, Georgia, Hawaii, Arkansas and Washington, or as otherwise may from time to time be accepted by Lender in its sole discretion.


Borrowing Base:
- --------------

        (1) In the case of Residential Mortgage Loans to be submitted to FNMA or FHLMC or other financial institutions for funding under one or more Take-Out Purchase Commitments, 98% of the Take-Out Purchase Commitment price, not to exceed the unpaid principal amount of such Residential Mortgage Loan.

        (2) In the case of Residential Mortgage Loans which exceed the statutory size limit eligible for purchase or securitization by federal agencies, but meet applicable acceptable investor guidelines, which shall not in any event exceed $500,000 per mortgage, 98% of the Take-Out Purchase Commitment price, not to exceed the unpaid principal amount of such Residential Mortgage Loan.

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Ocean West Enterprises, Inc.
October 1, 1997
Page 4



Borrowing Base: Continued
- --------------

        (3) In the case of non-conforming "B and C" grade Residential Mortgage Loans which shall not in any event exceed $500,000 per mortgage, the unpaid principal amount of such Eligible Mortgage Loan less 2%, or other such amount as may be determined by Purchaser to represent a fair market value, less 2%.

        (4) In the case of Title I Loans that meet applicable investor guidelines, which shall not in any event exceed $25,000 per mortgage, 98% of the note amount.


Allowed Discrepancy:
- -------------------

        Fifty basis points (0.50%) on the aggregate dollar amount of Loans outstanding.


Draft Account:
- -------------

        Account No. 1870-008674


Contact Office:
- --------------

        Attention: Lyndon C. Merkle
        First Collateral Services
        1340 Treat Boulevard, Suite 480
        Walnut Creek, CA 94598


Statement Date:
- --------------

        March 31, 1997


Interim Date:
- ------------

        March 31, 1997


Addresses for Purpose of Notice:
- -------------------------------

        Attention: Marshall Stewart
        Ocean West Enterprises, Inc.
        3002 Dow Avenue, Suite 1118
        Tustin, DA 92680


        Attn: Credit Documentation Department
        First Collateral Services
        1340 Treat Blvd., Suite 480
        Walnut Creek, CA 94596


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Ocean West Enterprises, Inc.
October 1, 1997
Page 5



Required Documents:
- ------------------

        1.  At time of funding, the required documents are defined in Exhibit I.

        2. Sixty days after the date of funding, the required documents are defined in Exhibit II.

        3. At the time of funding, a Document Certification is required from an authorized officer. (Included in the Loan Request form.)


Dividends:
- ---------

        The Company shall not pay cash dividends or purchase or otherwise acquire outstanding shares of its own Capital Stock in excess of 100% of the net income of Company and its Subsidiaries after the date of the Agreement computed on a cumulative consolidated basis.


If the above meets with your approval, please so indicate by executing and returning to Lender this Commitment Letter by October 3, 1997. If this Commitment Letter has not been executed and returned to Lender by this date, the Commitment shall expire. The enclosed copy is for your files.

                                        Very truly yours,

                                        FIRST COLLATERAL SERVICES


                                        By   /s/ Lyndon C. Merkle
                                             ---------------------------
                                             Lyndon C. Merkle
                                             Senior Vice President

AGREED AND ACCEPTED this

____ day of _____________, 19__.

Ocean West Enterprises, Inc.
a California corporation


By   ____________________________
     Marshall Stewart
     President

Ocean West Enterprises, Inc.
October 1, 1997
Page 6





COMPANY:   OCEAN WEST ENTERPRISES, INC.



                                PRICING SCHEDULE

Prevailing Interest Fee Rate:
- ----------------------------

           Allocation 01:
           -------------
           LIBOR plus 2.75% per annum, fee payable monthly. LIBOR shall mean the 30-day U.S. Dollar London Interbank Offered Rate as reported daily by Telerate.



Required Fees:
- -------------

           Unused Credit Limit.  A commitment fee equal to 1/4 of 1.00% per
           -------------------
           annum on the average unused Credit Limit if usage of the line falls below 50% of the Credit Limit on an average basis, calculated monthly.

           Processing Fee.  A processing fee of $25.00 per loan funded, payable
           --------------
           monthly in arrears on the first business day of each month.

           Wire Transfer Fee.  A fee will be charged for sending or receiving
           -----------------
           all wire transfers for funding of any loan originated by Company or an account of Company. The fee will be established by schedule published by Lender from time to time.

           Draft Fee.  A fee will be charged for receiving all drafts for
           ---------
           funding of any loan originated by Company or an account of Company. The fee will be established by schedule published by Lender from time to time.

           Additional Fees.  Such others fees, including but not limited to
           ---------------
           messenger and overnight courier fees, charged or incurred by Lender in the process of funding any loan from Company.

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Ocean West Enterprises, Inc.
October 1, 1997
Page 7









                                  EXHIBIT I



ALL LOANS REQUIRE THE FOLLOWING DOCUMENTS:

   Original Mortgagor's note endorsed in blank and riders
   Loan Funding Request
   Certified copy of Deed of Trust
   Funding check, Wire Instructions, or Check Express Instructions, as applicable
   Original executed Assignment or D/T in favor of First Collateral Services and any intervening assignments (as applicable)
   Insured Closing Protection Letter (Loans closed outside Title Co.)
   Escrow Instructions and/or Funding Statement




IN ADDITION, THE FOLLOWING LOAN PRODUCTS ALSO REQUIRE:


                                Conforming Loans

   Appraisal, CRV, or FHA HUD form 92800.5B
   Investor Commitment


                                    Title I

   Investor Commitment
   Estimate of work to be performed



                                  Jumbo Loans

   Appraisal
   Investor Commitment
   Underwriting Transmittal Summary - 1077/1008 or equivalent
   Investor Credit Package Approval or Pool Certification
   Loan Application (must be a typed and signed 1003)
   Credit Report or equivalent

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Ocean West Enterprises, Inc.
October 1, 1997
Page 8










                                   EXHIBIT II




ALL LOANS REQUIRE THE FOLLOWING DOCUMENTS AFTER 60 DAYS FROM DATE OF FUNDING

        Copy Preliminary Title Report
        Copy Application - typed
        Copy credit report
        Copy Hazard Insurance Policy/Certificate
        Copy Private Mortgage Insurance Certificate
        Copy Underwriter's approval
        Transmittal Letter Identifying Mortgage and Enclosures
        Copy Settlement Instructions (HUD 1)
        Copy Verification of Employment
        Copy Sales Contract
        Copy Certificate of Flood Insurance, as applicable
        Copy Termite Report
        Copy Mortgage Insurance Certificate



IN ADDITION CONVENTIONAL LOANS REQUIRE:

        Copy Underwriting Transmittal Summary -1077/1008



IN ADDITION GOVERNMENT LOANS REQUIRE:

        Mortgage credit analysis - HUD 92900 - WS
        Request for insurance - HUD 54111
        Direct Endorsement - HUD 54113
        Certificate of Commitment - HUD 92900.4